UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:	November 18, 2008
Date of earliest event reported:	November 13, 2008

OFFICEMAX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-5057	82-0100960
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Shuman Blvd.

Naperville, Illinois 60563

(Address of principal executive offices) (Zip Code)

(630) 438-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

On November 13, 2008, OfficeMax Incorporated (the “Company”) announced that, as part of its ongoing efforts to reduce operating costs, it is eliminating approximately 245 corporate staff and field management positions in its North American operation.  The Company estimates this action will reduce ongoing operating costs by approximately $20 million with a related severance cost of approximately $8.5 million.  A press release announcing this action is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01        Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit 99.1                             OfficeMax Incorporated Press Release dated November 13, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 18, 2008

OFFICEMAX INCORPORATED

By:	/s/ Matthew R. Broad
Matthew R. Broad
Executive Vice President and
General Counsel

EXHIBIT INDEX

Number	Description
Exhibit 99.1	OfficeMax Incorporated Press Release dated November 13, 2008.